Exhibit 32.1
CERTIFICATION BY CEO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of General Dynamics Corporation (the Company) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Phebe N. Novakovic, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phebe N. Novakovic
Phebe N. Novakovic
Chairman and Chief Executive Officer

February 9, 2022